Exhibit 99.3

“ProstaScint®-guided Brachytherapy”

Rodney J. Ellis, M.D.

Radiation Oncologist Aultman Hospital

Canton, Ohio

Assistant Professor Urology CASE School of Medicine

Cleveland, Ohio

Dose Intensification/Reduction

Urethra

Peripheral

Zone

(100%)

Functional imaging with ProstaScint® allows:

dose intensification to tumor areas expressing PSMA with concomitant dose reduction to normal radiosensitive tissues

Tumor

(150%)

rectum

Neurovascular Bundles

Slide # 2

ProstaScint® and Dose Escalation

Fig. 1 - CT scan and ProstaScint image fusion showing uptake in right lobe of prostate

Fig. 2 - Ultrasound Pre-plan with dose escalation to Biological Target Volume defined by ProstaScint/CT fusion

Fig. 3 - 3D reconstruction of Pre-Plan on Rosses STRATA Treatment planning computer

Fig. 4 - Post-op CT scan dosimetry with dose escalation to Biological Target Volume

Slide # 3

Patient Example

MIMvista fused image sets of ProstaScint® and CT scan showing focal activity in high anterior right base and extending to lateral right apex

Slide # 4

Preoperative Ultrasound Planning

Base

Isodose Color Key:

100%

125%

150%

Mid

Apex

ProstaScint®

Defined BTV

Slide # 5

Preoperative CT Dosimetry Planning

Base

Isodose Color Key:

100%

150%

200%

Mid

Apex

ProstaScint®

Defined BTV

Slide # 6

Reconstructions

3D color wash for both pre-op and post-op studies showing dose escalation to BTV target defined by monoclonal antibody targeting of PSMA (ProstaScint®) within the gland

Slide # 7

ProstaScint®-Guided Brachytherapy



FEASIBILITY AND ACUTE TOXICITIES OF RADIOIMMUNOGUIDED PROSTATE BRACHYTHERAPY

Rodney J. Ellis, M.D.,* D. Bruce Sodee, M.D.,† John P. Spirnak, M.D.,‡
Kurt H. Dinchman, M.D.,‡ Andrew W. O'Leary, D.O.,* Michael A. Samuels, M.D.,*
Martin I. Resnick, M.D.,§ and Timothy J. Kinsella, M.D.*

Departments of *Radiation Oncology, †Radiology, §Urology, University Hospitals of Cleveland, and ‡Division of Urology, MetroHealth Medical Center, Case-Western Reserve University School of Medicine, Cleveland, OH


A.
2
3
1
4
B.
Base
Anterior
Posterior
Apex
E
2000 - A
5000 - B
8000 - C
9000 - D
10000 - E
11000 - F
11500 - G
12000 - H
15000 - I
20000 - J
30000 - K
40000 - L

Fig. 2. Sagittal reconstruction of fused image between pelvic CT scan with contrast and ProstaScint scan approximately 1 cm to the right of midplane (image A) compared with coronal dosimetry 12 mm right of midplane of the implanted volume (image B). The images show an isodose of approximately 200 Gy within the corresponding region of isolated antibody concentration in the right mid/base of the prostate gland. The rectum is spared from the high-dose region. Labels in A: (1) prostate target lesion; (2) anterior umbilical fiducial marker; (3) sacrum; (4) dorsal venous plexus of the penis.

Int. J. Radiation Oncology Biol. Phys., Vol. 48, No. 3, pp. 683–687, 2000

CYTOGEN

CASE
CASE WESTERN RESERVE UNIVERSITY

Slide # 8

4-Year Outcome Data



- 80 pts underwent ProstaScint® imaging prior to brachytherapy
- 13 pts treated with neoadjuvant hormonal therapy
- Dosimetry guided by ProstaScint localization incorporated into Radiation Therapy planning system


Percent bDFS
100
95
90
85
80
75
70
65
60
55
50
97.4%
100%
89.2%
n=80
n=60
n=20
Cohort
Low Risk
Intermediate Risk
Cohort
Low Risk
Intermediate Risk

CYTOGEN

Source: Ellis R, et al. Int J Rad Oncol Biol Phys 57:362-370, 2003

Slide # 9

5-Year Outcome Data

66 patients with intermediate to high-risk prostate cancer

EBRT plus radio-immunoguided brachytherapy

5-year bDFS (ASTRO) 89%

Mean follow-up 41 months

100%

89.3%

81.9%

n=39

n=27

n=66

Cohort

Intermediate Risk

High Risk

Source: Ellis R, et al. Brachytherapy 2:215-222, 2003.

Slide # 10

Data Presented in 2005

SEVEN YEAR BIOCHEMICAL DISEASE FREE SURVIVAL RATES FOLLOWING PERMANENT PROSTATE BRACHYTHERAPY WITH DOSE ESCALATION TO BIOLOGICAL TUMOR VOLUMES (BTVs) IDENTIFIED WITH SPECT/CT IMAGE FUSION

Rodney J. Ellis, M.D.1,5, Edward Kim, M.D.2, Hang Zhou, M.D.1, Pingfu Fu, Ph.D.3, Valdir Colussi, Ph.D.2, Bruce Sodee, M.D.4, Patrick Spirnak, M.D.1, Kurt Dinchman, M.D.1 and Martin I. Resnick, M.D.1.

1 Urology; 2 Radiation Oncology; 3 Biostatistics and 4 Radiology,

Case Western Reserve University, University Hospital of Cleveland, Cleveland, Ohio,

5Radiation Oncology, Aultman Hospital, Canton, Ohio

Slide # 11

Patient & Treatment Characteristics

n =

Mean

Std

Median

Range

p-value

Follow-up (alive)

223

53.6

21.6

47.2

24.8, 96.1

Follow-up (deceased)

16

36.5

19.3

28.8

11.1, 68.9

EBRT+SI - alive

82

52.7

21

48

24.8, 94.7

0.45

SI alone - alive

141

54.2

22

47.1

26.3, 96.1

Age (years)

239

65

7.9

66

42, 81

EBRT+SI

89

64

7.9

65

42, 77

0.102

SI alone

150

66

7.9

67

45, 81

Gleason score

239

6.3

0.8

6

5, 9

EBRT+SI

89

6.9

0.8

7

5, 9

<0.001

SI alone

150

6

0.6

6

5, 8

PSA before Tx

239

9

6.4

7.6

0.7, 42.3

EBRT+SI

89

12.3

8.6

10.4

2, 42.3

<0.001

SI alone

150

7.1

3.5

6.4

0.7, 27.3

Source: Ellis et al. Seven-Year Biochemical Disease-Free Survival Rates Following Permanent Prostate Brachytherapy With Dose escalation to Biological Tumor Volumes (BTVs) Identified With SPECT/CT Image Fusion Brachytherapy 4(2) 2005 p.107 (P-88)

Slide # 12

Overall & bDFS for the Whole Group

88.0%

88.4%

80.4%

82.1%

n = 239

100

80

60

40

20

0

12

24

36

48

60

72

84

96

Overall survival

bDFS (%) by ASTRO

bDFS (%) by PSA < 1 mg/ml

bDFS (%) by PSA < 0.5 mg/ml

Months after implantation

Slide # 13

bDFS Stratified by Treatment

94.3%

91.5%

77.4%

66.7%

89.6%

66.3%

100 80 60 40 20 0

0 12 24 36 48 60 72 84 96

SI (n=150)

EBRT+SI (n=89)

p-value=0.0007

bDFS (%) by ASTRO

Months after implantation

p-value=0.0003

p-value=0.0006

bDFS (%) by PSA<0.5 mg/ml

bDFS (%) by PSA<1 mg/ml

Slide # 14

bDFS Stratified by Risk Factor

93.1%

96.0%

80.1%

87.0%

66.3%

72.5%

92.5%

78.6%

64.0%

100

80

60

40

20

0

12

24

36

48

60

72

84

96

Months after implantation

bDFS (%) by ASTRO

bDFS (%) by PSA < 1 mg/ml

bDFS (%) by PSA < 0.5 mg/ml

Slide # 15

bDFS Stratified by Baseline PSA

85.6%

90.5%

76.7%

82.6%

83.5%

76.7%

100

80

60

40

20

0

12

24

36

48

60

72

84

96

Months after implantation

bDFS (%) by ASTRO

bDFS (%) by PSA < 1 mg/ml

bDFS (%) by PSA < 0.5 mg/ml

Slide # 16

bDFS Stratified by Hormone Therapy

82.1%

88.5%

86.5%

80.3%

80.4%

80.3%

100

80

60

40

20

0

12

24

36

48

60

72

84

96

Months after implantation

bDFS (%) by ASTRO

bDFS (%) by PSA < 1 mg/ml

bDFS (%) by PSA < 0.5 mg/ml

Slide # 17

bDFS Stratified by ProstaScint®





bDFS (%) by ASTRO
100
80
60
40
20
0
0 12 24 36 48 60 72 84 96
90.6%
66.1%
p-value = 0.0005
Months after implantation



bDFS (%) by PSA < 1 mg/ml
100
80
60
40
20
0
0 12 24 36 48 60 72 84 96
87.1%
45.5%
Months after implantation



bDFS (%) by PSA < 0.5 mg/ml
100
80
60
40
20
0
0 12 24 36 48 60 72 84 96
85.8%
43.8%
Months after implantation

CYTOGEN

Slide # 18

ASTRO Survival Analysis

ASTRO Survival Analysis with Cox Risk Model

Variable

Hazard ratio

Risk ratio

(95% CI)

P-value

Treatment

(SI vs. SI+EBRT)

1.1

0.3, 3.8

0.863

Risk factor

(Interm. vs. Low)

5.3

1.2, 24.0

0.029

Risk factor

(High vs. Low)

8.4

1.5, 49.1

0.017

ProstaScint

(local vs. distant)

3.0

1.2, 8.1

0.018

Age

1.1

0.4, 3.0

0.957

Source: Ellis et al. Seven-Year Biochemical Disease-Free Survival Rates Following Permanent Prostate Brachytherapy With Dose escalation to Biological Tumor Volumes (BTVs) Identified With SPECT/CT Image Fusion Brachytherapy 4(2) 2005 p.107 (P-88)

Slide # 19

ProstaScint®-guided Brachytherapy

Overall bDFS at 7-Years

Percent bDFS 100 90 80 70 60 50 40 30 20 10 0

88%

82%

80%

ASTRO PSA < 1.0 ng/mL PAS < 0.5 ng/mL

n=239

Source: Ellis et al. Seven-Year Biochemical Disease-Free Survival Rates Following Permanent Prostate Brachytherapy With Dose escalation to Biological Tumor Volumes (BTVs) Identified With SPECT/CT Image Fusion Brachytherapy 4(2) 2005 p.107 (P-88)

Slide # 20

Brachytherapy Outcome Data

Conventional vs. ProstaScint®-Guided

Low Risk

Intermediate

High Risk

Meta-analysis1

Duke University

87.4%

5-years

range 66%-94%

2,234 patients

74.3%

5-years

range 34%-83%

1,224 patients

49.7%

5-years

range 15%-69%

416 patients

Ellis et al.2

96.0%

7-years

95%CI: 93.6%-98.4%

116 patients

87.0%

7-years

95%CI: 82.9%-91.1%

72 patients

72.5%

7-years

95%CI: 65.3%-79.7%

51 patients

Source: 1) Comparing Radical Prostatectomy and Brachytherapy for Localized Prostate Cancer,” Oncology (Huntingt). 2004 Sep;18(10):1289-302 and 2) Ellis et al. Seven-Year Biochemical Disease-Free Survival Rates Following Permanent Prostate Brachytherapy With Dose escalation to Biological Tumor Volumes (BTVs) Identified With SPECT/CT Image Fusion Brachytherapy 4(2) 2005 p.107 (P-88)

Slide # 21

ProstaScint®-Guided Brachytherapy

bDFS at 7-Years by Risk

Percent bDFS 95 85 75 65 55 45

Low Risk (n=116) Interm. Risk (n=72) High Risk (n=51)

ASTRO PSA<1.0 ng/mL PSA<0.5 ng/mL 5-year historical control rates

Source: Ellis et al. Seven-Year Biochemical Disease-Free Survival Rates Following Permanent Prostate Brachytherapy With Dose escalation to Biological Tumor Volumes (BTVs) Identified With SPECT/CT Image Fusion Brachytherapy 4(2) 2005 p.107 (P-88)

Slide # 22

Outcome Data

Image Guided Radiation Therapy (IGRT) utilizing ProstaScint® (PSMA- targeting) to define Biological Target Volumes for Brachytherapy results in biochemical Disease Free Survival rates superior to standard implant techniques in low, intermediate, and high risk patients

Source: Ellis et al. Seven-Year Biochemical Disease-Free Survival Rates Following Permanent Prostate Brachytherapy With Dose escalation to Biological Tumor Volumes (BTVs) Identified With SPECT/CT Image Fusion Brachytherapy 4(2) 2005 p.107 (P-88)

Slide # 23

Outcome Data

ProstaScint® Predicted a Significant Increase in bDFS *(ProstaScint lymph node status outside peri-prostatic tissue)*			
	7-yr bDFS Rate (%) by Defined Criteria		
Lymph node status	ASTRO	PSA < 1.0 ng/ml	PSA < 0.5 ng/ml
Negative (-)	90.6%	87.1%	85.8%
Positive (+)	66.1%	45.5%	43.8%

- 239 patients treated with SI-alone or EBRT+SI
- Positive uptake outside periprostatic tissues independently predicted 3-fold increase (P=0.018) in biochemical disease recurrence

CYTOGEN

Source: Ellis et al. Seven-Year Biochemical Disease-Free Survival Rates Following Permanent Prostate Brachytherapy With Dose escalation to Biological Tumor Volumes (BTVs) Identified With SPECT/CT Image Fusion Brachytherapy 4(2) 2005 p.107 (P-88)

Slide # 24

Outcome Data

PSMA detection by the ProstaScint® (7E11) antibody has been previously reported to independently predict an increased risk of disease progression following surgery (Ross et al.)

The 7-year data for bDFS appears to validate this finding for risk of disease progression in a mature data set (7-year actuarial follow-up) for patients receiving definitive local therapy for whom distant uptake is seen beyond the peri-prostatic tissue

Slide # 25